Summary Prospectus February 1, 2019, as revised February 12, 2019

Loomis Sayles Inflation Protected Securities Fund
Ticker Symbol: Institutional Class (LSGSX), Retail Class (LIPRX), Class N (LIPNX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-633-3330. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/loomissayles.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.loomissayles.com/Prospectus. You can also get this information at no cost by calling 800-633-3330 or by sending an e-mail request to FundInformation@loomissayles.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2019, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Class N
Management fees	0.25%	0.25%	0.25%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses[1]	0.68%	0.68%	0.61%
Total annual fund operating expenses	0.93%	1.18%	0.86%
Fee waiver and/or expense reimbursement[2],[3]	0.53%	0.53%	0.51%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.40%	0.65%	0.35%
1	Other expenses have been restated to reflect current custodian fees for the Fund effective October 1, 2018.
2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.40%, 0.65% and 0.35% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2020 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Institutional Class shares, Retail Class shares and Class N shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
3	Natixis Advisors, L.P. (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2020 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those

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periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$41	$243	$463	$1,094
Retail Class	$66	$322	$598	$1,385
Class N	$36	$223	$427	$1,014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 324% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in inflation-protected securities. The emphasis will be on debt securities issued by the U.S. Treasury (Treasury Inflation-Protected Securities, or “TIPS”). The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. government.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

The Fund may invest in other securities, including but not limited to inflation-protected debt securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, by other entities such as corporations and foreign governments and by foreign issuers. The Fund may also invest in nominal (i.e., non-inflation-protected) treasury securities, corporate bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), structured notes, collateralized loan obligations, asset-backed securities and mortgage-related securities, including mortgage dollar rolls, and may invest up to 10% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) have rated the securities in one of their respective top four ratings categories). The Fund’s fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security) and other derivatives. The Fund may also engage in futures transactions and foreign currency transactions (such as forward currency contracts).

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Below Investment-Grade Fixed-Income Securities Risk is the risk that the Fund’s investments in below investment-grade fixed-income securities may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.

Credit/Counterparty Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its

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obligations.

Currency Risk is the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund’s derivative investments such as forward currency contracts, structured notes, futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.  The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit/counterparty risk, interest rate risk and market/issuer risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Foreign Securities Risk is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would decrease the yield on those securities.

Interest Rate Risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates, and the current historically low interest rate environment increases the likelihood of interest rates rising in the future.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any gains generated by the derivative should be substantially offset by losses on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures and forward currency contracts are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.

Market/Issuer Risk is the risk that the market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Mortgage-Related and Asset-Backed Securities Risk is the risk associated with the mortgages and assets underlying the securities, as well as the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those

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associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. The Fund’s investments in mortgage-related and other asset-backed securities are also subject to the risks associated with investments in fixed-income securities generally (e.g., credit/counterparty, liquidity and valuation risks).

TIPS Risk is the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Third Quarter 2011, 4.58% Lowest Quarterly Return: Second Quarter 2013, -6.88%

Average Annual Total Returns
(for the periods ended December 31, 2018)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/17)
Institutional Class - Return Before Taxes	-2.23%	1.17%	3.51%	-
Return After Taxes on Distributions	-3.35%	0.37%	2.44%	-
Return After Taxes on Distributions and Sale of Fund Shares	-1.31%	0.54%	2.40%	-
Retail Class - Return Before Taxes	-2.49%	0.88%	3.22%	-
Class N - Return Before Taxes	-2.18%	-	-	0.37%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	-1.26%	1.69%	3.64%	0.50%

Prior to the inception of Retail Class shares (May 28, 2010), performance is that of Institutional Class shares, restated to reflect the higher net expenses of Retail Class shares.

The Return After Taxes on Distributions and Sale of Fund Shares for the 1-year period exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.  The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

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Portfolio Managers

Elaine Kan, CFA®, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012.

Kevin P. Kearns, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012.

Maura T. Murphy, CFA®, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012.

PURCHASE AND SALE OF FUND SHARES

The following information shows the investment minimum for various types of accounts:

Retail Class Shares

Retail Class shares of the Fund are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.

There is no initial or subsequent investment minimum for:

•	Fee-based programs (such as a wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Institutional Class Shares

Institutional Class shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

•	Fee-based programs (such as a wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•	Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Sayles Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors L.P., clients of Natixis Advisors L.P., and its affiliates may purchase Institutional Class shares of the Fund below the stated minimums.

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. There is no initial investment minimum for Certain Retirement Plans and funds of funds that are distributed by Natixis Distribution, L.P. (the “Distributor”). Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000, are not required to meet the investment minimum. There is no subsequent investment minimum for these shares. In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the prospectus for details.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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